UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2017
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(Exact name of registrant as specified in its charter)
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Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1955 West Field Court, Lake Forest, Illinois 60045
(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000
(Registrants' Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐    Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Explanatory Note

This Form 8-K/A amends the current report on the Form 8-K filed earlier on the date hereof to correct the date of the press release attached as Exhibit 99.1 and the date of the report. The press release filed with the original report on Form 8-K is unchanged.

Item 2.02.	Results of Operations and Financial Condition.

The information furnished in this Item 2.02, including the exhibit described below, shall not be deemed “filed” hereunder for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

On April 26, 2017, Packaging Corporation of America issued a press release announcing first quarter 2017 financial results. The press release is furnished as Exhibit 99.1 and is incorporated into this Item 2.02 by reference.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
	99.1	First Quarter Earnings Press Release dated April 26, 2017 (incorporated by reference to 99.1 of the original file)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA
(Registrant)

By:	/s/ MARK W. KOWLZAN
Chairman and Chief Executive Officer

By:	/s/ ROBERT P. MUNDY
Senior Vice President and Chief Financial Officer
Date: April 26, 2017